                              REINSURANCE AGREEMENT

                                    between

                              AEGON USA COMPANIES

                                      and

                                 UICI COMPANIES

                           Effective January 1, 1995

                              TABLE OF CONTENTS

Section 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Reinsurance Pool
Section 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Designated Representative
Section 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  "Exhibit B" Annual Settlements
Section 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Reinsurance Cash Flow Payable
Section 5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Liability
Section 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Claims
Section 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Inspection
Section 8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Reserves
Section 9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Term and Cancellation
Section 10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Reinstatements
Section 11  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Custodial Account
Section 12  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Temporary Offsetting of Custodial Accounts
Section 13  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Administration
Section 14  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Joint Election Pursuant to IRC Reg 1.848-2(g)(8)
Section 15  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Oversights
Section 16  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Arbitration
Section 17  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Insolvency
Section 18  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Assignment
Section 19  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Amendment
Section 20  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Choice of Law
Exhibit A . . . . . . . . . . . . . . . . . . . . . . . . . . Policy Identification and Reinsurance Risk Percentage Ceded
Exhibit B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Annual Settlements Worksheet
Exhibit C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Quota Share Percentage
Exhibit D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Administration Fee
Exhibits E.1/E.4  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Custodial Agreement
Exhibit F . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Designated Representative

                             REINSURANCE AGREEMENT

    This Reinsurance Agreement (effective January 1, 1995) is entered into by and between


                   NATIONAL MANAGERS LIFE INSURANCE COMPANY,
            a Turks and Caicos Island, British West Indies company,

                         UNITED GROUP REINSURANCE INC.,
            a Turks and Caicos Island, British West Indies company,

                     U. S. MANAGERS LIFE INSURANCE COMPANY,
                        a British Virgin Island company,

                    FINANCIAL SERVICES REINSURANCE COMPANY,
                        a British Virgin Island company,

                          MEGA LIFE INSURANCE COMPANY,
                         an Oklahoma insurance company.

     These companies shall hereinafter be referred to as "UICI Companies".

                                      and

                          PFL LIFE INSURANCE COMPANY,
                           an Iowa insurance company,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                           an Iowa insurance company,

                     BANKERS UNITED LIFE ASSURANCE COMPANY,
                           an Iowa insurance company,

                       MONUMENTAL LIFE INSURANCE COMPANY,
                         a Maryland insurance company.

    These companies shall hereinafter be referred to as "AEGON Companies".

                                  WITNESSETH:

         WHEREAS, AEGON Companies and UICI Companies have been parties to contracts of reinsurance in prior years and all parties to this contract of reinsurance wish to alter the allocation of risk ceded to UICI Companies on policies or certificates described on "Exhibit A" attached hereto and made a part hereof;

         NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:

         The AEGON Companies and UICI Companies mutually agree to terminate the following individual Reinsurance Agreements:

PFL Life Insurance Company                                 and                     Financial Services Reinsurance Company
                                                 Dated February 14, 1994

PFL Life Insurance Company                                 and                      U. S. Managers Life Insurance Company
                                                 Dated February 14, 1994

Bankers United Life Assurance Company                      and                             United Group Insurance Company
             Dated February 14, 1994 and amended for merger of United Group Insurance Company into MEGA Life
                                         Insurance Company on September 30, 1994

Life Investors Insurance Company of America                and                   National Managers Life Insurance Company
                                                 Dated February 14, 1994

PFL Life Insurance Company                                 and                   National Managers Life Insurance Company
                                                 Dated February 14, 1994

Monumental Life Insurance Company                          and                     Financial Services Reinsurance Company
                                                 Dated February 14, 1994

Monumental Life Insurance Company                          and                   National Managers Life Insurance Company
                                                 Dated February 14, 1994

Monumental Life Insurance Company                          and                             United Group Insurance Company
             Dated February 14, 1994 and amended for merger of United Group Insurance Company into MEGA Life
                                         Insurance Company on September 30, 1994

PFL Life Insurance Company                                 and                             United Group Insurance Company
             Dated February 14, 1994 and amended for merger of United Group Insurance Company into MEGA Life
                                         Insurance Company on September 30, 1994

These Reinsurance Agreements will be replaced by agreement of reinsurance between AEGON Companies and UICI Companies. AEGON Companies and UICI Companies individually waive their rights under the Term and Cancellation Paragraph 8 of the Reinsurance Agreements executed on February 14, 1994.

         1. Reinsurance Pool. Each of the AEGON Companies will create a Reinsurance Pool. These Reinsurance Pools will be comprised of the policies and certificates described in "Exhibit A" multiplied by the appropriate "Reinsurance Ceded Percentage" for the product and time period. The "Reinsurance Ceded Percentage" is defined in "Exhibit A". The AEGON Companies hereby individually cede to the individual UICI Companies, and the UICI Companies hereby assume from the AEGON Companies, on a "Quota Share Percentage Reinsurance" basis, their applicable risk percentage as defined in "Exhibit C" of the Reinsurance Pool.

         Where applicable in states which have maximum reinsurance retention rates for what they term as "Small Group Health Insurance" the applicable risk percentage as defined in "Exhibit A" shall not exceed the maximum ceded retention in applicable states for health insurance policies referred to as "Small Employer Health Insurance". AEGON Companies will increase the retention percentage rate on non small employer health insurance policies and certificates included in the reinsurance pool "Exhibit A" to achieve an overall percentage of reinsurance defined in "Exhibit C" Quota Share Percentage Reinsurance.

         2. Designated Representative. Each member of the UICI Companies have designated in "Exhibit F" a representative company to be the "Designated Representative" to the AEGON Companies for purposes of communication concerning this Reinsurance Agreement. With the mutual consent of the parties of the UICI Companies, the Designated Representative can be changed with 10 days notice to the AEGON Companies. The Designated Representative will have the responsibility to send and receive communications for the UICI Companies.

         3.      "Exhibit B" Annual Settlements.  As referenced above in
Section 1. and "Exhibit A", the Reinsurance Percentage increases in each calendar year from 1995 through 1997. During the first quarter of each accounting period subsequent to a Reinsurance Percentage





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
change, the settlement sheet shown as "Exhibit B" will be completed by each AEGON Company. Each AEGON Company will transfer assets equal to the "Net Assets Transferred" multiplied by the respective "Quota Share Percentage" defined in "Exhibit C" to each UICI Company.

         4. Reinsurance Pool Cash Flow Payable. Each AEGON Company on a monthly basis will prepare a worksheet showing the monthly cash activity in the Reinsurance Pool. Net Life and Accident and Health Premiums shall mean premiums collected less premiums refunded on policies or certificates described in Exhibit "A" less any stop loss reinsurance costs incurred on policies described in Exhibits "A". The Net Life and Accident and Health Reinsurance Pool Premiums shall equal the current reinsurance percentage described in Exhibits "A" of the Net Life and Accident and Health Premiums. The Reinsurance Pool Cash Flow Payable is defined as Net Life and Accident and Health Reinsurance Premiums less the current reinsurance percentage as described in Exhibits "A" of benefit payments, less the current reinsurance percentage of commission payments, less administrative expenses as defined in Section 13.
The Reinsurance Pool Cash Flow Payable will be multiplied by the Quota Share Percentage as defined in "Exhibit C" for settlement with the appropriate UICI Company. Settlement for each calendar month will occur within 25 days following the close of such calendar month during the term of this Agreement.

         5. Liability. Each UICI Company shall be liable to each AEGON Company for its prorated share, calculated on the basis of the Quota Share Percentage of risk assumed by UICI Company, of all claim payments, cash surrender payments, policyholder benefit payments, premium taxes, legal expenses, extra contractual damages, claims cost containment expenses, PPO charges, or any other payments made under the policies reinsured hereunder or as a result of the sale or issuance of any policies reinsured hereunder. UICI Companies shall not be liable to AEGON Companies for costs attributable to the operation of AEGON Companies, or of any affiliates of AEGON Companies, nor shall UICI Companies be liable to AEGON Companies for fees attributable to any service provided by an employee of AEGON Companies or an employee of any affiliate of AEGON Companies, except as expressly provided for in Section 13 below.





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
         6. Claims. Each UICI Company will accept the decision of the AEGON Companies on payment of a claim under policies reinsured hereunder providing the settlement of that claim does not include litigation.

         Each AEGON Company shall advise UICI Companies' Designated Representative of its intention to litigate a claim involving a policy or policies reinsured hereunder. UICI Companies reserve the right to choose not to participate in litigation. If UICI Companies so choose, it will discharge its liability by payment of the "full amount of reinsurance" to AEGON Companies. In the event UICI Companies choose to discharge their liability by payment of the "full amount of reinsurance", in lieu of participating in or litigation, the "full amount of reinsurance" shall be UICI Companies's prorated share calculated on the basis of the Quota Share Percentage of the amount of the most recent settlement demand made upon the AEGON Companies by or on behalf of the litigant.

         If no settlement demand has been made by or on behalf of the litigant at the time UICI Companies chooses not to participate in the litigation, the AEGON Company shall have a reasonable time within which to solicit a settlement demand from the litigant in order that UICI Companies' "full amount of reinsurance" may be calculated.

         IF UICI Companies tender to the AEGON Companies the "full amount of reinsurance" as specified herein, the AEGON Companies shall be entitled to retain said funds regardless of the outcome of the litigation. Further, the AEGON companies shall be entitled to utilize said funds to negotiate a settlement with the litigant if it so chooses, or to satisfy any judgement rendered against the AEGON Companies.

         UICI Companies will have 15 days after the election to not participate to make payment equal to its prorated share of the full settlement. If payment is not received within the 15 days then UICI Companies' election to not participate will be at the discretion of the AEGON Companies. Failure to make payment in no way effects UICI companies decision not to participate in future elections.

         7. Inspection. UICI Companies' Designated Representative shall have the right at any time to inspect all of the AEGON Companies' records concerning any policy reinsured hereunder or concerning any claim made against a policy reinsured hereunder. Upon request made by UICI Companies' Designated Representative, AEGON Companies shall make all such records available to UICI Companies during normal business hours at the administrative offices in North Richland Hills, Texas of the AEGON Companies. Upon request made by UICI Companies' Designated Representative, the AEGON Companies shall deliver to UICI Companies' Designated Representative copies of all papers connected with claims made on any policies reinsured hereunder.

         8. Reserves. UICI Companies shall fund and maintain statutory reserves against its quota share percentage of liabilities under policies reinsured under this Agreement in an amount equal to the reserves required by the Insurance Department of the Ceding AEGON Company's state of Domicile (the "Statutory Reserves"). The Reserves shall be funded and maintained according to the provisions of the Ceding AEGON Company's state of domicile Insurance Code. The assets constituting the Statutory Reserves shall consist of cash, Certificates of Deposit in State or Federally chartered banks or Savings and Loan Associations, Government obligations, or corporate obligations of the types permitted as reserve investments for an insurance company under the provisions of the applicable insurance code.

         If the AEGON Company determines that the Statutory Reserves are insufficient with respect to the risk reinsured hereunder, the AEGON Company may require the UICI Company to maintain reserves in an amount which is calculated in accordance with sound actuarial practices. UICI Companies shall maintain such additional reserves.

         9. Term and Cancellation. This Agreement may be terminated by AEGON Companies or UICI Companies jointly by giving sixty (60) days written notice by certified mail to the other group. The effective date of such termination shall be sixty (60) days from the date such written notice is mailed by certified mail (the "Termination Date"). Upon termination by either group, the terms and conditions of this Agreement shall continue to apply to all policies described in Exhibits "A", which are issued prior to the Termination Date. The Reinsurance Percentage Ceded (as tabled in Exhibits "A") shall be the percentage in effect at the date of notice of termination of the Agreement.





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
         Notice to AEGON Companies from the Designated Representative of UICI Companies of a change in the distribution of the Quota Share Percentage allocation of the Reinsurance Pool among the members of the UICI Company group shall not be deemed a termination of this agreement. Such change in the allocation of the Quota Share Percentages shall be accomplished by mutual agreement to a replacement of Exhibit C. Likewise, a change of a member of the group of UICI Companies shall not be deemed a termination of this agreement, and shall be noted as an amendment to the agreement. All provisions of the then current contract will be acknowledged as acceptable by the current group of UICI Companies.

         UICI Companies agree that, when a policy is reinsured hereunder, it shall be bound to retain such risk so long as the original policy shall remain in force, either continuously or by reinstatement. In the event the policy is terminated, the risk of such policy shall also terminate on the effective date of the termination of the policy. In the event the face amount of any policy reinsured hereunder is increased or reduced because of an overstatement or understatement of age being established after the death of the insured, AEGON Companies and UICI Companies shall share proportionately in such increase or reduction. Any adjustment for the difference in reinsurance premiums arising from reductions, increases, terminations or changes as described in this section shall be made, without interest, in the month following the calendar month in which the reduction, termination or change becomes effective.

         10. Reinstatements. If any policy reinsured hereunder shall lapse and if it is subsequently reinstated in accordance with its terms and prior to any termination of this Agreement, the applicable reinsurance shall be reinstated by UICI Companies subject to the condition that AEGON Companies shall pay to UICI Companies all reinsurance premiums in arrears with interest at the same rate and in like manner as AEGON Companies has received. The payment of all such reinsurance premiums in arrears shall be made in the month following the calendar month in which a policy is reinstated.

         11. Custodial Account. Each of the UICI Companies hereto agree to maintain a Custodial Account ("Custodian") with a bank selected by UICI Companies and agreed to by the AEGON Companies in the form attached hereto as Exhibit "E". The bank or trust company selected shall have corporate trust powers and is duly authorized to act as a Custodian or Trustee and is organized under the laws of the United States of America or any State thereof and is either a member of the Federal Reserve System or is a member of the Federal Deposit Insurance Corporation.

         Each UICI Company hereby agrees to deposit and maintain asset value equal to the reserves as described in Section 8 above, in the Custodial Account in the form of cash, Certificates of Deposit in State or Federally chartered banks or Savings and Loan Associations, Government obligations, or corporation obligations of the types permitted as reserve investments for an insurance company under the provisions of the applicable insurance code. The basis of valuation of the assets in the Custodial Account will be "admitted asset" value which is the lower of the applicable provisions of the AEGON Companies' states of Domicile law and the rules and regulations of the Insurance Commissioner of the States of Domicile of the AEGON Company and the National Association of Insurance Commissioners, or market. Within 20 days following notification to UICI Companies' Designated Representative by AEGON Companies of a deficiency between the Reserves and the value of the Custodial Account, UICI Companies shall deposit in the Custodial Account additional assets that will bring the value of the Custodial Account to the above defined minimum balance as of the close of the preceding calendar month. Such assets will be held by the UICI Companies' Custodian for the sole use and benefit of the insurance policies of AEGON companies which have been reinsured by UICI companies in accordance with this Agreement.

         UICI companies agree that the assets of UICI companies held by the Custodian shall be utilized by UICI Companies and AEGON Companies or their successors in interest in accordance with the terms hereof, for the following:

                 a. To reimburse AEGON Companies for UICI Companies' Quota Share Percentage of the Liability for the insurance ceded hereunder; and

                 b. To reimburse AEGON Companies for UICI Companies' Quota Share Percentage of returned premiums for the insurance ceded hereunder or of cash surrenders.

         In the event that UICI Companies fail, for a period of 10 days following the due date of settlement for the Reinsurance Pool Cash Flow Payable, providing that the AEGON Companies have supplied written notice of the required settlement within the dates required by Section 4 above, to reimburse AEGON Companies for the Reinsurance Pool Cash Flow Payable, then the AEGON Companies shall have the right to withdraw the amounts owed by UICI Companies from the Custodial Account.

         UICI Companies agree that it shall have no withdrawal rights from the Custodial Account until such time as the account balance in the Custodial Account exceed the Reserves as described in Section 8.

         Notwithstanding the provisions of the preceding paragraph, each UICI Company may from time to time, with prior written consent from AEGON Companies, withdraw assets from the Custodial Account, provided that at the time of such withdrawal the UICI Company replaces the withdrawn assets with assets of a similar kind and quality and of equal value.

         Each UICI Company shall pay all fees charged by the Custodian for services provided in connection with their Custodial Account.

         12. Temporary Offsetting of Custodial Assets. The parties to this agreement have agreed to strictly comply to Sections 8 and 11 of this Reinsurance Agreement concerning the establishment, funding, and maintenance of Custodial Accounts by each UICI Company. As detailed in Section 11 above, additional funding of the custodial accounts is required by the AEGON Companies when the admitted asset value of a UICI company's Custodial Account is less than the Statutory Reserves ceded to the respective UICI company. This additional funding is to be completed within 20 days of notification of the deficiency by AEGON Companies to UICI Companies. This time period could result in creating undue financial and other hardships on a UICI Company.

                 a. Notification Option. If notification is given by AEGON Companies to one or more of the UICI Companies, the other UICI Companies (hereinafter called non-notified companies) of this agreement mutually agree to pledge their custodial assets to reduce or eliminate any "shortfall" to the extent that the non-notified companies of this agreement have assets which are in excess of that required to meet their own admitted asset requirements. "Notification option" is the exercising of the rights under this agreement by the notified party to reduce or eliminate any "shortfall" in its custodial account with pledged assets from the other non-notified companies.

                 b. In the event that two or more of the UICI Companies should elect to exercise their "notification option" and the non-notified companies have excess assets to pledge, then such custodial assets will be applied to the first party properly exercising its notification options and any remaining excess custodial assets will be applied equally among the other notified parties.

                 c. One or more of the UICI Companies can exercise their "notification option" by written communication from the UICI Designated Representative to AEGON Companies and the other UICI parties to this agreement. The notified companies or company exercising their right under the "notification option" have 50 days from its election to fund its asset "shortfall". During the period of the "shortfall" the assets used to reduce or eliminate the "shortfall" can't be used for any other purpose by any of the parties of this agreement.

                 4. This agreement does not change title of the assets, interest, dividends or other income earned on the assets of the custodial accounts. In the event that the UICI Company(s) have failed to satisfy the "shortfall" in their Custodial Account by the 50th day, AEGON Companies shall have the right to withdraw assets from the other UICI companies accounts to offset the "shortfall" amount from the "notified" UICI company. AEGON will not be able to transfer assets from any UICI company's custodial account that would reduce that UICI company's custodial account below the required balance for the statutory reserves ceded to that company.

         13. Administration. The inforce hereunder shall be administered by AEGON Companies. Administration shall include all functions necessary to service and administer all insurance policies, including but not limited to premium billing and the payment of policy benefits. The AEGON Companies shall be entitled to a Monthly Expense Allowance which shall be the sum of the following:

                 (a) an Administrative Fee equal to the current percentage listed in Exhibit "D" multiplied by the "net life and accident and health reinsurance premiums" collected during the preceding calendar month on all premiums reinsured hereunder; and

                 (b) a Claim Administration Fee equal to three percent (3%) of UICI Companies' Quota Share Percentage of claim payments accumulated in the Reinsurance Pool actually made for policy benefits, during the preceding calendar month on all policies described in Exhibits "A" and reinsured hereunder.

                 (c) the current reinsurance percentage described in Exhibits "A" of the actual expense paid by the Company for various Cost Containment Services and Outside Legal Services that involve insurance policies and certificates covered by this Agreement multiplied by the appropriate Quota Share Percentage. Neither Cost Containment Services nor Outside Legal Services shall include any cost for services provided by AEGON Companies employees or any functions AEGON Companies was paying to have done on a routine basis prior to the effective date of this Agreement. Cost Containment Services include, but are not limited to, amounts paid to preferred provider organizations, and amounts paid for services such as utilization review, preadmission authorization and case management. Outside Legal Services include, but are not limited to, amounts paid to Outside Counsel for litigation charges, and/or legal opinions.

                 (e) a Premium Tax Fee equal to the effective premium tax rate paid by the AEGON Companies which includes prorated statutory assessments charged to expense on all premium ceded to UICI Companies on policies described in Exhibits "A". AEGON Companies shall report to UICI Companies no later than the 20th day of each calendar month on all policies reinsured hereunder and upon which premiums were collected during the preceding calendar month or which were issued, terminated, changed or reduced during the preceding calendar month, showing the reinsurance premiums due on all premiums collected, adjusted as provided in Section 4 (the "Reinsurance Pool Cash Flow Payable"). The accounting furnished UICI Companies by AEGON Companies shall also contain all pertinent information with respect to all premiums, benefits, commissions, and cash surrenders paid or made during the preceding calendar month. UICI Companies has the right to request a detailed listing of the premium collections, commission payments, or claims payments made under this reinsurance Agreement. AEGON Companies shall also provide to UICI Companies a statement of statutory assets and liabilities (statutory amounts may be estimated on an interim basis; however, each





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
         calendar quarter such reports shall be stated on the basis of actual data processing reports) which shall be reviewed and approved by qualified actuaries and their determination shall be final. Reporting forms have been mutually agreed upon between the parties.

         14. Joint Election Pursuant to IRC proposed regulation 1.848-2(g)(8). NOW THEREFORE, the undersigned parties agree that the party with net positive consideration for each taxable year as determined under Regulation 1.848- 2(f) and 1.848-3 will capitalize specified policy acquisition expenses with respect to the Reinsurance Agreement without regard to the general deductions limitation under IRC Section 848(c)(1).

         The parties also agree to exchange information by June 1st, following the end of the year, pertaining to the amount of net consideration under the Reinsurance Agreements to ensure consistency. Any disagreement between the parties as to the amount of net consideration shall be resolved no later than July 1st.

         All parties represent and warrant they are subject to U.S. taxation under Subchapter L of the Internal Revenue code. The parties agree that the party with net positive consideration for each taxable year, as determined pursuant to this Agreement, will capitalize specified policy acquisition expenses with respect to the Reinsurance Agreement without regard to its general deductions limitation.

         15. Oversights. It is understood and agreed that either party may correct its failure to comply with a requirement of this Agreement if the failure was unintentional or caused by clerical oversight or misunderstanding, within ninety (90) days after the notice of the failure is given to such party in writing. In the event any such failure is corrected in a timely manner, both parties shall be restored to the position they would have occupied had the failure not occurred.

         16. Arbitration. It is the intention of the parties that customs and usages of the business of reinsurance shall be given full effect to the interpretation of this Agreement. The parties shall act in all matters with the highest of good faith. Any dispute or difference between the parties with respect to the operation or interpretation of this Agreement on which an amicable understanding cannot be reached shall be decided by arbitration reserving to each party the right to seek civil injunctive relief pending the decision of the arbitrators. The arbitrators are empowered to decide all questions or issues and shall be free to reach their decision from the standpoint of equity and customary practices of the insurance industry.
The Court of Arbitration shall be held in a city mutually agreed upon by the parties and shall consist of three arbitrators. AEGON Companies shall appoint one arbitrator and UICI Companies the second. These two arbitrators shall then select the third before arbitration begins. Should one of the parties decline to appoint an arbitrator or should the two arbitrators be unable to agree upon the choice of a third, such appointment shall be made by the American Arbitration Association (AAA), and the AAA appointed arbitrator shall act as chairman of the arbitration tribunal. The arbitrators shall decide by a majority of votes, and from their written decision there can be no appeal. The court of arbitration, including the fees of arbitrators, shall be borne as the arbitrators decide; however, the parties hereto shall bear their own costs, including attorney's fees, for their presentations to the arbitrators.

         17. Insolvency. In the event of the insolvency of any AEGON Company, all reinsurance under this Agreement shall be payable directly to its liquidator, receiver or statutory successor without diminution because of insolvency. It is agreed that the liquidator, receiver or statutory successor of the AEGON Company shall give written notice to UICI Companies' Designated Representative of the pendency of a claim against the AEGON Company on any of the reinsured policies within a reasonable time after such claim is filed in the insolvency proceeding and during the pendency of such claim, UICI Companies may investigate such claim and interpose itself, at its own expense, in the proceeding where such claim is to be adjudicated and may raise any defense or defenses which are available to the AEGON Company or its liquidator, receiver or statutory successor. The expenses thus incurred by UICI Companies shall be chargeable, subject to Court approval, against the AEGON Company as part of the expense of liquidation. Notwithstanding anything in the preceding portions of this paragraph to the contrary, the liability of UICI Companies as Reinsurer shall neither increase nor decrease because of the insolvency of the AEGON Company.

         In the event any UICI Company shall become insolvent, then AEGON Companies shall have the right to terminate this Agreement upon notice to UICI Companies, its liquidator, receiver, or statutory successor. If AEGON Companies shall terminate this Agreement pursuant to the terms of this Section 17, then AEGON Companies shall be entitled to withdraw from the Custodial Account an amount equal to (1) the reserves which are required to be maintained under the Insurance Code of the State of State of Domicile of the AEGON Companies, as of the date of termination, for the insurance ceded hereunder and
(2) any other amounts which are due and owing to AEGON Companies, on the date of termination, under the terms of this Agreement.

         18. Assignment. This Agreement, or any right hereunder, shall not be voluntarily assigned by either party without the prior written consent of the other party. Furthermore, UICI Companies agrees that it will not enter into any other agreement with respect to the business reinsured under this Agreement without the express written consent of AEGON Companies and the AEGON Companies agree that such consent shall not be unreasonably withheld. Subject to the foregoing, the obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto, and their respective transferees, successors and assigns.

         19. Amendment. This Agreement constitutes the entire contract between the parties and may not be altered, modified, or in any way amended, except by an instrument in writing duly executed by the proper officers of both parties.

         20. Choice of Law. Whereas, UICI Companies are not licensed to act as an insurer in each state that the coinsured business referred to above is written; and

         Whereas, various state insurance departments have rules and regulations affecting the accounting for assets of each insurance company committed to the liabilities under coinsurance and reinsurance agreements; and

         Whereas, the above referred parties have entered into a custodian agreement with custodian to provide for the establishment of a custodial account to hold securities of UICI Companies in regard to assets received as a result of the coinsurance agreements; and

         Whereas, the parties desire to take credit for reserves on risks ceded or may be ceded in the future to UICI Companies;

         Now, therefore, in consideration of the mutual agreements contained herein, the parties agree as follows:

         (1) That in the event of the failure of UICI Companies to perform its obligations under the terms of the reinsurance agreement, UICI Companies, at the request of AEGON Companies, shall submit to the jurisdiction of any court of competent jurisdiction in any state of the United States, shall comply with all requirements necessary to give such court jurisdiction, and shall abide by the final decision of such court or of any appellate court in the event of an appeal.

         (2) That the respective AEGON Companies State of Domicile Insurance Commissioner is the true and lawful attorney of UICI Companies upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of AEGON Companies.

                 IN WITNESS HEREOF, the parties have caused this Reinsurance
Agreement to be executed by their respective officers this    20    day of
March, 1995.


            UICI COMPANIES                                   AEGON COMPANIES
National Managers Life Insurance Company         PFL Life Insurance Company



/s/ Vernon R. Woelke                             /s/ James Parker
----------------------------------------         -------------------------------------------
President                                        Vice President
----------------------------------------         -------------------------------------------
United Group Reinsurance Inc.                    Life Investors Insurance Company of America



/s/ Vernon R. Woelke                             /s/ James Parker
----------------------------------------         -------------------------------------------
President                                        Vice President
----------------------------------------         -------------------------------------------
U. S. Managers Life Insurance Company            Bankers United Life Assurance Company


/s/ Vernon R. Woelke                             /s/ James Parker
----------------------------------------         -------------------------------------------
President                                        Vice President
----------------------------------------         -------------------------------------------
Financial Services Reinsurance Company           Monumental Life Insurance Company


/s/ Vernon R. Woelke                             /s/ James Parker
----------------------------------------         -------------------------------------------
President                                        Vice President
----------------------------------------         -------------------------------------------
EGA Life Insurance Company


/s/ Vernon R. Woelke
----------------------------------------
Vice President
----------------------------------------

                                   EXHIBIT "A"                  Effective 1/1/95

             POLICY IDENTIFICATION AND REINSURANCE PERCENTAGE CEDED

Policy Identification

         The block of life and accident and health policies reinsured are all policies and certificates of insurance (including riders thereto) which are identified on the Company's in force runs by the following Division Codes:

BLOCK 1

RLOB             DIV                       RLOB             DIV                      RLOB             DIV
----             ---                       ----             ---                      ----             ---
07               05/80                     08               15/18/80                 09               05
10               05                        12               05                       13               05
14               04/84                     15               05/80                    16               05/80
17               05/80                     20               23                       28               15/18
32               15/18                     39               37                       39               87
56               56/85                                      ADB

BLOCK 2

RLOB                      DIV                                                RLOB                     DIV
----                      ---                                                ----                     ---
05                        26/83                                              11                       62/82
18                        06/86                                              19                       24/82
34                        03

It is agreed that the above listed plans of insurance shall include any state variations whether group or individual coverage regardless of different form numbers due to filing of forms for state approval purposes.


Reinsurance Ceded Percentage

         It is agreed that AEGON Companies will increase the percentage of reinsurance ceded to be applied to the policies/certificates listed as Block 1 above in this "Exhibit A" pursuant to the table below:

         January 1, 1995-December 31, 1995                  55.0%

         January 1, 1996-December 31, 1996                  57.5%

         January 1, 1997 and thereafter                     60.0%

         The policies/certificates listed as Block 2 above in this "Exhibit A" shall have a Reinsurance Ceded Percentage of 50%.

                                   EXHIBIT "B"                  EFFECTIVE 1/1/94

                          ANNUAL SETTLEMENT WORKSHEET

         On each January 1 of the years 1996 and 1997, the reinsurance percentage to be ceded by AEGON Companies is to increase according to the schedule in Exhibit "A". The net settlement of reserves, policy liabilities, policy assets, expense allowances, and the consideration shall be completed by AEGON Companies for the review of UICI Companies. The following settlement worksheet shall be completed for review within 75 days of the effective date of the reinsurance percentage change. The transfer of cash or cash equivalents by AEGON Companies will be completed no later than March 31.

                          ANNUAL SETTLEMENT WORKSHEET
                                January 1, 199X
             Reinsurance Percentage Increasing from ____ to ____

POLICY ASSETS

         Due Premium                                    XXX.
         Deferred Premium Assets                        XXX.

POLICY LIABILITIES

         Advance Premium                                XXX.
         Unearned Premium                               XXX.
         Due Commission                                 XXX.

RESERVES

         Claim Reserves                                 XXX.
         Active Life Reserves                           XXX.

                 NET STATUTORY RESERVES                              X,XXX.
                                                                     ------

GAAP ADJUSTMENTS

         Deferred Premium                                XX.
         PAC Unearned Comm                               XX.
         Assets                                                        XXX.

         Unearned Premium                                XX.
         Active Life Reserve                             XX.
         Liabilities                                                   XXX.

                 NET GAAP ADJUSTMENTS                                X,XXX.
                                                                     ------

                 CONSIDERATION                                         XXX
                                                                       ---
                                      NET CASH TRANSFERRED          XX,XXX.
                                                                    -------

                                   EXHIBIT C                    EFFECTIVE 1/1/95

                             QUOTA SHARE PERCENTAGE


         The percentage of reinsurance risk ceded by each AEGON Company to each UICI Company will be based on the following table:

           United Group Reinsurance Inc.                       75%
           National Managers Life Insurance Company            10%
           U.S. Managers Life Insurance Company                 5%
           Financial Services Reinsurance Company              10%

         The percentage of reinsurance risk will be applied equally to each component of the Reinsurance Pool Cash Flow Payable for monthly financial activity as defined in Section 4. of the Reinsurance Agreement.

                                   EXHIBIT D                    EFFECTIVE 1/1/95

                               ADMINISTRATIVE FEE


         UICI Companies shall pay AEGON Companies a fixed percentage of net life and accident and health reinsurance premiums for administrative expenses. This payment of expense allowance shall be reimbursement for policy underwriting, policy issue, billing and collection, and general policy administration. The expense percent is five and 79/100 percent (5.79%).

                                 EXHIBIT "E.1"                  Effective 1/1/95
                       AGREEMENT FOR CUSTODIAL ACCOUNT

         AGREEMENT by and between MELLON BANK OF PHILADELPHIA, PA (the "Bank") and NATIONAL MANAGERS LIFE INSURANCE COMPANY, a Turks and Caicos Island, British West Indies company, hereinafter referred to as "NMLIC",

                                      and

                          PFL LIFE INSURANCE COMPANY,
                           an Iowa insurance company,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                           an Iowa insurance company,

                     BANKERS UNITED LIFE ASSURANCE COMPANY,
                           an Iowa insurance company,

                       MONUMENTAL LIFE INSURANCE COMPANY,
                         a Maryland insurance company.

         These companies shall hereinafter be referred to as "AEGON Companies".

         In consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits hereunder, the parties hereto agree as follows:

         1. The Bank agrees to open and establish a separate Custodial Account (the "Account") for and in the name of AEGON Companies and NMLIC and to hold therein, as Custodian for the AEGON Companies and NMLIC, all stocks, bonds, securities and any other property (the "Assets") from time to time deposited with or received by the Bank for the account of the AEGON Companies and NMLIC.

         2. The Bank is authorized to collect, receive, and hold for the account of the AEGON Companies and NMLIC all income from the Assets within the custody of the Bank from time to time under the terms hereof. All such income shall be credited to the Account at the Bank subject to further instruction of the AEGON Companies and NMLIC.

         3. The Bank is authorized to sign any declarations, affidavits, certificates of ownership or other documents that are or may hereafter be required concerning all coupons, registered interest, dividends or other income on Assets that may from time to time be within the custody of the Bank under the terms hereof, and NMLIC agrees to reimburse, indemnify and hold the Bank harmless of and from any and all liability, loss, claim, damage, fees, or expenses that may arise or to which the Bank may be subjected by reason of executing any of these documents.

         4. The Bank is authorized to collect, receive, and hold the principal of all Assets that may from time to time be within the custody of the Bank under the terms hereof when and as the same may mature or be redeemed, sold, exchanged, or otherwise disposed of upon the order of AEGON Companies and NMLIC. All principal collected or received by the Bank shall be credited to the Account at the Bank subject to further instructions of AEGON Companies and NMLIC.

         5. Within fifteen (15) days following the close of a calendar month, the Bank will, upon the written request of AEGON Companies or NMLIC, forward to AEGON Companies and NMLIC a statement of principal and income transactions effected during the preceding calendar month together with a statement reflecting all Assets within the custody of the Bank under the terms hereof as of the close of the preceding calendar month.

         6. The Bank, upon written instructions of AEGON Companies and NMLIC, will make delivery for the sale of securities held by the Bank for the account of AEGON Companies and NMLIC in deliverable form against payment for these securities. The Bank will not be liable or responsible for or on account of any act or omission of any broker or other agent designated by AEGON Companies and NMLIC.

         7. The Bank will, in the absence of written instructions of AEGON Companies and NMLIC, be under no obligation to take any action regarding stock dividends, warrants, rights to subscribe, plans of reorganization or recapitalization, or plans for the exchanges of Assets that may from time to time be within the custody of the Bank under the terms hereof.

         8. Any and all Assets deposited with the Bank hereunder may be withdrawn from the Bank at any time only upon receipt by the Bank of a written order or request executed by the Commissioner of Insurance of the state of Domicile of the AEGON Company, the Commissioner of Insurance of the NMLIC domicile, or a duly authorized representative of either of such Commissioners of Insurance, or a duly authorized Officer of AEGON Companies designated to the Bank by appropriate resolution and incumbency certificates of the AEGON Companies relating to such Officers.

         9. NMLIC assumes the duty of filing any and all tax reports and returns as well as full responsibility for paying all taxes due on the income and principal collected by the Bank under the terms hereof.

         10. All Assets that may from time to time be within the custody of the Bank under the terms hereof shall be kept separate from the assets of the Bank.

         11. The Bank will hold certificates representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof separate from certificates representing or evidencing assets owned by other insurance companies for which the Bank serves as custodian. The certificates representing or evidencing these Assets shall be kept separate and physically apart from all other assets for which the Bank serves as a custodian or fiduciary.

         12. No certificate representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof may be merged into or with one or more certificates of a larger denomination representing or evidencing those Assets of any third party including any other insurance company.

         13. The Bank will furnish upon written request by AEGON Companies, NMLIC, the Commissioner of Insurance of the AEGON Companies states of domicile, the Commissioner of Insurance of the NMLIC domicile, or a duly authorized representative of either of such Commissioners of Insurance, a certified list of all Assets held by the Bank in the Account. AEGON Companies and NMLIC expressly authorize the Bank to respond to any direct inquiry made by the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the NMLIC domicile, or a duly authorized representative of such Commissioners of Insurance, and the Bank shall permit such parties to examine and audit all

Assets held by the Bank hereunder.

         14. All Assets, other than obligations of the United States Government, that may from time to time be within the custody of the Bank under the terms hereof shall remain physically on the Bank's premises and the Bank will not deposit these Assets with correspondent banks, investment bankers, brokers of any other third party. The Bank will not pledge or hypothecate any Asset in any manner nor will the Bank be permitted to use these Assets for the benefit of the Bank.

         15. During the term of this Agreement, the Bank will maintain fidelity and other insurance coverage that the Bank deems necessary or appropriate to cover any certificates representing or evidencing Assets that are lost because of any error, omission or other culpable act of the Bank or any agent, employee or authorized representative of the Bank. All insurance coverage of this type shall be in addition to and not in substitution of, the full faith and credit of the Bank.

         16. The Bank will provide the Assets that may from time to time be within the custody of the Bank the same degree of care and protection that the Bank provides its own property, and the AEGON Companies and NMLIC agree that the Bank will not be liable for loss or damage caused directly or indirectly by invasion, insurrection, riot, civil war or commotion, or military or usurped power, or by order of any civil authority, or other cause beyond the control of the Bank.

         17. The Bank will not be under any obligation to defend any legal action or engage in any legal proceedings regarding the Account or regarding any Assets that may from time to time be within the custody of the Bank unless the Bank is indemnified in advance to its own satisfaction.

         18. NMLIC agree to indemnify and hold the Bank harmless from any and all costs, damages, expenses, fees and liability that it may incur from any action taken or omitted to be taken by it upon instruction of AEGON Companies and NMLIC concerning the Account or in the case of a withdrawal pursuant to Paragraph 19 hereof in instruction of AEGON Companies, the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the NMLIC domicile, or a duly authorized representative of either of such Commissioner of Insurance.

         19. The AEGON Companies or the Commissioner of Insurance of the AEGON Companies state of domicile, or a duly authorized representative of such Commissioner, will have the right, without the consent of NMLIC, to withdraw assets within the custody of the Bank from time to time for the purpose of satisfying any liability of NMLIC under the Agreement of Reinsurance between AEGON Companies and NMLIC dated March 20, 1995. No Assets within the custody of the Bank under the terms hereof and no income thereon collected by the Bank will be withdrawn from the Account by NMLIC without the approval of AEGON Companies, which approval shall be given for all withdrawals made pursuant to the terms of the Agreement of Reinsurance between the AEGON Companies and NMLIC dated March 20, 1995.

DATED:   March 20,1995
----------------------


                                                                     AEGON COMPANIES
National Managers Life Insurance Company                    PFL Life Insurance Company


/s/ Vernon R. Woelke                                        /s/ James Parker
----------------------------------------                    -------------------------------------------
President                                                   Vice President
----------------------------------------                    -------------------------------------------


                                                            Life Investors Insurance Company of America


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------


                                                            Bankers United Life Assurance Company


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------


                                                            Monumental Life Insurance Company


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------

                                EXHIBIT "E.2"                   Effective 1/1/95
                       AGREEMENT FOR CUSTODIAL ACCOUNT

         AGREEMENT by and between MELLON BANK OF PHILADELPHIA (the "Bank") and UNITED GROUP REINSURANCE, INC., a Turks and Caicos Island, British West Indies company, hereinafter referred to as "UGRI",

                                      and

                          PFL LIFE INSURANCE COMPANY,
                           an Iowa insurance company,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                           an Iowa insurance company,

                     BANKERS UNITED LIFE ASSURANCE COMPANY,
                           an Iowa insurance company,

                       MONUMENTAL LIFE INSURANCE COMPANY,
                         a Maryland insurance company.

         These companies shall hereinafter be referred to as "AEGON Companies".

         In consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits hereunder, the parties hereto agree as follows:

         1. The Bank agrees to open and establish a separate Custodial Account (the "Account") for and in the name of AEGON Companies and UGRI and to hold therein, as Custodian for the AEGON Companies and UGRI, all stocks, bonds, securities and any other property (the "Assets") from time to time deposited with or received by the Bank for the account of the AEGON Companies and UGRI.

         2. The Bank is authorized to collect, receive, and hold for the account of the AEGON Companies and UGRI all income from the Assets within the custody of the Bank from time to time under the terms hereof. All such income shall be credited to the Account at the Bank subject to further instruction of the AEGON Companies and UGRI.

         3. The Bank is authorized to sign any declarations, affidavits, certificates of ownership or other documents that are or may hereafter be required concerning all coupons, registered interest, dividends or other income on Assets that may from time to time be within the custody of the Bank under the terms hereof, and UGRI agrees to reimburse, indemnify and hold the Bank harmless of and from any and all liability, loss, claim, damage, fees, or expenses that may arise or to which the Bank may be subjected by reason of executing any of these documents.

         4. The Bank is authorized to collect, receive, and hold the principal of all Assets that may from time to time be within the custody of the Bank under the terms hereof when and as the same may mature or be redeemed, sold, exchanged, or otherwise disposed of upon the order of AEGON Companies and UGRI. All principal collected or received by the Bank shall be credited to the Account at the Bank subject to further instructions of AEGON Companies and

UGRI.

         5. Within fifteen (15) days following the close of a calendar month, the Bank will, upon the written request of AEGON Companies or UGRI, forward to AEGON Companies and UGRI a statement of principal and income transactions effected during the preceding calendar month together with a statement reflecting all Assets within the custody of the Bank under the terms hereof as of the close of the preceding calendar month.

         6. The Bank, upon written instructions of AEGON Companies and UGRI, will make delivery for the sale of securities held by the Bank for the account of AEGON Companies and UGRI in deliverable form against payment for these securities. The Bank will not be liable or responsible for or on account of any act or omission of any broker or other agent designated by AEGON Companies and UGRI.

         7. The Bank will, in the absence of written instructions of AEGON Companies and UGRI, be under no obligation to take any action regarding stock dividends, warrants, rights to subscribe, plans of reorganization or recapitalization, or plans for the exchanges of Assets that may from time to time be within the custody of the Bank under the terms hereof.

         8. Any and all Assets deposited with the Bank hereunder may be withdrawn from the Bank at any time only upon receipt by the Bank of a written order or request executed by the Commissioner of Insurance of the state of Domicile of the AEGON Company, the Commissioner of Insurance of the UGRI domicile, or a duly authorized representative of either of such Commissioners of Insurance, or a duly authorized Officer of AEGON Companies designated to the Bank by appropriate resolution and incumbency certificates of the AEGON Companies relating to such Officers.

         9. UGRI assumes the duty of filing any and all tax reports and returns as well as full responsibility for paying all taxes due on the income and principal collected by the Bank under the terms hereof.

         10. All Assets that may from time to time be within the custody of the Bank under the terms hereof shall be kept separate from the assets of the Bank.

         11. The Bank will hold certificates representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof separate from certificates representing or evidencing assets owned by other insurance companies for which the Bank serves as custodian. The certificates representing or evidencing these Assets shall be kept separate and physically apart from all other assets for which the Bank serves as a custodian or fiduciary.

         12. No certificate representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof may be merged into or with one or more certificates of a larger denomination representing or evidencing those Assets of any third party including any other insurance company.

         13. The Bank will furnish upon written request by AEGON Companies, UGRI, the Commissioner of Insurance of the AEGON Companies states of domicile, the Commissioner of Insurance of the UGRI domicile, or a duly authorized representative of either of such Commissioners of Insurance, a certified list of all Assets held by the Bank in the Account. AEGON Companies and UGRI expressly authorize the Bank to respond to any direct inquiry made by the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the UGRI domicile, or a duly authorized representative of such Commissioners of Insurance, and the Bank shall permit such parties to examine and audit all Assets held by the Bank hereunder.

         14. All Assets, other than obligations of the United States Government, that may from time to time be within the custody of the Bank under the terms hereof shall remain physically on the Bank's premises and the Bank will not deposit these Assets with correspondent banks, investment bankers, brokers of any other third party. The Bank will not pledge or hypothecate any Asset in any manner nor will the Bank be permitted to use these Assets for the benefit of the Bank.

         15. During the term of this Agreement, the Bank will maintain fidelity and other insurance coverage that the Bank deems necessary or appropriate to cover any certificates representing or evidencing Assets that are lost because of any error, omission or other culpable act of the Bank or any agent, employee or authorized representative of the Bank. All insurance coverage of this type shall be in addition to and not in substitution of, the full faith and credit of the Bank.

         16. The Bank will provide the Assets that may from time to time be within the custody of the Bank the same degree of care and protection that the Bank provides its own property, and the AEGON Companies and UGRI agree that the Bank will not be liable for loss or damage caused directly or indirectly by invasion, insurrection, riot, civil war or commotion, or military or usurped power, or by order of any civil authority, or other cause beyond the control of the Bank.

         17. The Bank will not be under any obligation to defend any legal action or engage in any legal proceedings regarding the Account or regarding any Assets that may from time to time be within the custody of the Bank unless the Bank is indemnified in advance to its own satisfaction.

         18. UGRI agree to indemnify and hold the Bank harmless from any and all costs, damages, expenses, fees and liability that it may incur from any action taken or omitted to be taken by it upon instruction of AEGON Companies and UGRI concerning the Account or in the case of a withdrawal pursuant to Paragraph 19 hereof in instruction of AEGON Companies, the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the UGRI domicile, or a duly authorized representative of either of such Commissioner of Insurance.

         19. The AEGON Companies or the Commissioner of Insurance of the AEGON Companies state of domicile, or a duly authorized representative of such Commissioner, will have the right, without the consent of UGRI, to withdraw assets within the custody of the Bank from time to time for the purpose of satisfying any liability of UGRI under the Agreement of Reinsurance between AEGON Companies and UGRI dated March 20, 1995. No Assets within the custody of the Bank under the terms hereof and no income thereon collected by the Bank will be withdrawn from the Account by UGRI without the approval of AEGON Companies, which approval shall be given for all withdrawals made pursuant to the terms of the Agreement of Reinsurance between the AEGON Companies and UGRI dated March 20, 1995.

DATED:   March 20, 1995


                                                                     AEGON COMPANIES

United Group Reinsurance, Inc.                              PFL Life Insurance Company


/s/ Vernon R. Woelke                                        /s/ James Parker
-----------------------------------------                   -------------------------------------------
President                                                   Vice President
-----------------------------------------                   -------------------------------------------


                                                            Life Investors Insurance Company of America


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------


                                                            Bankers United Life Assurance Company


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------


                                                            Monumental Life Insurance Company


                                                            /s/ James Parker
                                                            -------------------------------------------
                                                            Vice President
                                                            -------------------------------------------

                                EXHIBIT "E.3"                   Effective 1/1/95
                       AGREEMENT FOR CUSTODIAL ACCOUNT

         AGREEMENT by and between MELLON BANK OF PHILADELPHIA (the "Bank") and
U. S. MANAGERS LIFE INSURANCE COMPANY, INC., a British Virgin Island Company, hereinafter referred to as "USMLIC",

                                      and

                          PFL LIFE INSURANCE COMPANY,
                           an Iowa insurance company,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                           an Iowa insurance company,

                     BANKERS UNITED LIFE ASSURANCE COMPANY,
                           an Iowa insurance company,

                       MONUMENTAL LIFE INSURANCE COMPANY,
                         a Maryland insurance company.

         These companies shall hereinafter be referred to as "AEGON Companies".

         In consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits hereunder, the parties hereto agree as follows:

         1. The Bank agrees to open and establish a separate Custodial Account (the "Account") for and in the name of AEGON Companies and USMLIC and to hold therein, as Custodian for the AEGON Companies and USMLIC, all stocks, bonds, securities and any other property (the "Assets") from time to time deposited with or received by the Bank for the account of the AEGON Companies and USMLIC.

         2. The Bank is authorized to collect, receive, and hold for the account of the AEGON Companies and USMLIC all income from the Assets within the custody of the Bank from time to time under the terms hereof. All such income shall be credited to the Account at the Bank subject to further instruction of the AEGON Companies and USMLIC.

         3. The Bank is authorized to sign any declarations, affidavits, certificates of ownership or other documents that are or may hereafter be required concerning all coupons, registered interest, dividends or other income on Assets that may from time to time be within the custody of the Bank under the terms hereof, and USMLIC agrees to reimburse, indemnify and hold the Bank harmless of and from any and all liability, loss, claim, damage, fees, or expenses that may arise or to which the Bank may be subjected by reason of executing any of these documents.

         4. The Bank is authorized to collect, receive, and hold the principal of all Assets that may from time to time be within the custody of the Bank under the terms hereof when and as the same may mature or be redeemed, sold, exchanged, or otherwise disposed of upon the order of AEGON Companies and USMLIC. All principal collected or received by the Bank shall be credited to the Account at the Bank subject to further instructions of AEGON Companies and

USMLIC.

         5. Within fifteen (15) days following the close of a calendar month, the Bank will, upon the written request of AEGON Companies or USMLIC, forward to AEGON Companies and USMLIC a statement of principal and income transactions effected during the preceding calendar month together with a statement reflecting all Assets within the custody of the Bank under the terms hereof as of the close of the preceding calendar month.

         6. The Bank, upon written instructions of AEGON Companies and USMLIC, will make delivery for the sale of securities held by the Bank for the account of AEGON Companies and USMLIC in deliverable form against payment for these securities. The Bank will not be liable or responsible for or on account of any act or omission of any broker or other agent designated by AEGON Companies and USMLIC.

         7. The Bank will, in the absence of written instructions of AEGON Companies and USMLIC, be under no obligation to take any action regarding stock dividends, warrants, rights to subscribe, plans of reorganization or recapitalization, or plans for the exchanges of Assets that may from time to time be within the custody of the Bank under the terms hereof.

         8. Any and all Assets deposited with the Bank hereunder may be withdrawn from the Bank at any time only upon receipt by the Bank of a written order or request executed by the Commissioner of Insurance of the state of Domicile of the AEGON Company, the Commissioner of Insurance of the USMLIC domicile, or a duly authorized representative of either of such Commissioners of Insurance, or a duly authorized Officer of AEGON Companies designated to the Bank by appropriate resolution and incumbency certificates of the AEGON Companies relating to such Officers.

         9. USMLIC assumes the duty of filing any and all tax reports and returns as well as full responsibility for paying all taxes due on the income and principal collected by the Bank under the terms hereof.

         10. All Assets that may from time to time be within the custody of the Bank under the terms hereof shall be kept separate from the assets of the Bank.

         11. The Bank will hold certificates representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof separate from certificates representing or evidencing assets owned by other insurance companies for which the Bank serves as custodian. The certificates representing or evidencing these Assets shall be kept separate and physically apart from all other assets for which the Bank serves as a custodian or fiduciary.

         12. No certificate representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof may be merged into or with one or more certificates of a larger denomination representing or evidencing those Assets of any third party including any other insurance company.

         13. The Bank will furnish upon written request by AEGON Companies, USMLIC, the Commissioner of Insurance of the AEGON Companies states of domicile, the Commissioner of Insurance of the USMLIC domicile, or a duly authorized representative of either of such Commissioners of Insurance, a certified list of all Assets held by the Bank in the Account. AEGON Companies and USMLIC expressly authorize the Bank to respond to any direct inquiry made by the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the USMLIC domicile, or a duly authorized representative of such Commissioners of Insurance, and the Bank shall permit such parties to examine and audit all Assets held by the Bank hereunder.

         14. All Assets, other than obligations of the United States Government, that may from time to time be within the custody of the Bank under the terms hereof shall remain physically on the Bank's premises and the Bank will not deposit these Assets with correspondent banks, investment bankers, brokers of any other third party. The Bank will not pledge or hypothecate any Asset in any manner nor will the Bank be permitted to use these Assets for the benefit of the Bank.

         15. During the term of this Agreement, the Bank will maintain fidelity and other insurance coverage that the Bank deems necessary or appropriate to cover any certificates representing or evidencing Assets that are lost because of any error, omission or other culpable act of the Bank or any agent, employee or authorized representative of the Bank. All insurance coverage of this type shall be in addition to and not in substitution of, the full faith and credit of the Bank.

         16. The Bank will provide the Assets that may from time to time be within the custody of the Bank the same degree of care and protection that the Bank provides its own property, and the AEGON Companies and USMLIC agree that the Bank will not be liable for loss or damage caused directly or indirectly by invasion, insurrection, riot, civil war or commotion, or military or usurped power, or by order of any civil authority, or other cause beyond the control of the Bank.

         17. The Bank will not be under any obligation to defend any legal action or engage in any legal proceedings regarding the Account or regarding any Assets that may from time to time be within the custody of the Bank unless the Bank is indemnified in advance to its own satisfaction.

         18. USMLIC agree to indemnify and hold the Bank harmless from any and all costs, damages, expenses, fees and liability that it may incur from any action taken or omitted to be taken by it upon instruction of AEGON Companies and USMLIC concerning the Account or in the case of a withdrawal pursuant to Paragraph 19 hereof in instruction of AEGON Companies, the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the USMLIC domicile, or a duly authorized representative of either of such Commissioner of Insurance.

         19. The AEGON Companies or the Commissioner of Insurance of the AEGON Companies state of domicile, or a duly authorized representative of such Commissioner, will have the right, without the consent of USMLIC, to withdraw assets within the custody of the Bank from time to time for the purpose of satisfying any liability of USMLIC under the Agreement of Reinsurance between AEGON Companies and USMLIC dated March 20, 1995. No Assets within the custody of the Bank under the terms hereof and no income thereon collected by the Bank will be withdrawn from the Account by USMLIC without the approval of AEGON Companies, which approval shall be given for all withdrawals made pursuant to the terms of the Agreement of Reinsurance between the AEGON Companies and USMLIC dated March 20, 1995.

DATED:   March 20, 1995
         --------------

                                                                     AEGON COMPANIES

U.S. Managers Life Insurance Company                        PFL Life Insurance Company


/s/ Vernon R. Woelke                                        /s/ James Parker
-----------------------------------                         --------------------------------
President                                                   Vice President
-----------------------------------                         --------------------------------

                                                            Life Investors Insurance Company of America


                                                            /s/ James Parker
                                                            ---------------------------------
                                                            Vice President
                                                            ---------------------------------

                                                            Bankers United Life Assurance Company


                                                            /s/ James Parker
                                                            ----------------------------------
                                                            Vice President
                                                            ----------------------------------

                                                            Monumental Life Insurance Company


                                                            /s/ James Parker
                                                            ----------------------------------
                                                            Vice President
                                                            ----------------------------------

                                EXHIBIT "E.4"                   Effective 1/1/95
                       AGREEMENT FOR CUSTODIAL ACCOUNT

         AGREEMENT by and between MELLON BANK OF PHILADELPHIA (the "Bank") and FINANCIAL SERVICES REINSURANCE COMPANY, INC., a British Virgin Island Company, hereinafter referred to as "FSR",

                                      and

                          PFL LIFE INSURANCE COMPANY,
                           an Iowa insurance company,

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                           an Iowa insurance company,

                     BANKERS UNITED LIFE ASSURANCE COMPANY,
                           an Iowa insurance company,

                       MONUMENTAL LIFE INSURANCE COMPANY,
                         a Maryland insurance company.

         These companies shall hereinafter be referred to as "AEGON Companies".

         In consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits hereunder, the parties hereto agree as follows:

         1. The Bank agrees to open and establish a separate Custodial Account (the "Account") for and in the name of AEGON Companies and FSR and to hold therein, as Custodian for the AEGON Companies and FSR, all stocks, bonds, securities and any other property (the "Assets") from time to time deposited with or received by the Bank for the account of the AEGON Companies and FSR.

         2. The Bank is authorized to collect, receive, and hold for the account of the AEGON Companies and FSR all income from the Assets within the custody of the Bank from time to time under the terms hereof. All such income shall be credited to the Account at the Bank subject to further instruction of the AEGON Companies and FSR.

         3. The Bank is authorized to sign any declarations, affidavits, certificates of ownership or other documents that are or may hereafter be required concerning all coupons, registered interest, dividends or other income on Assets that may from time to time be within the custody of the Bank under the terms hereof, and FSR agrees to reimburse, indemnify and hold the Bank harmless of and from any and all liability, loss, claim, damage, fees, or expenses that may arise or to which the Bank may be subjected by reason of executing any of these documents.

         4. The Bank is authorized to collect, receive, and hold the principal of all Assets that may from time to time be within the custody of the Bank under the terms hereof when and as the same may mature or be redeemed, sold, exchanged, or otherwise disposed of upon the order of AEGON Companies and FSR. All principal collected or received by the Bank shall be credited to the Account at the Bank subject to further instructions of AEGON Companies and

FSR.

         5. Within fifteen (15) days following the close of a calendar month, the Bank will, upon the written request of AEGON Companies or FSR, forward to AEGON Companies and FSR a statement of principal and income transactions effected during the preceding calendar month together with a statement reflecting all Assets within the custody of the Bank under the terms hereof as of the close of the preceding calendar month.

         6. The Bank, upon written instructions of AEGON Companies and FSR, will make delivery for the sale of securities held by the Bank for the account of AEGON Companies and FSR in deliverable form against payment for these securities. The Bank will not be liable or responsible for or on account of any act or omission of any broker or other agent designated by AEGON Companies and FSR.

         7. The Bank will, in the absence of written instructions of AEGON Companies and FSR, be under no obligation to take any action regarding stock dividends, warrants, rights to subscribe, plans of reorganization or recapitalization, or plans for the exchanges of Assets that may from time to time be within the custody of the Bank under the terms hereof.

         8. Any and all Assets deposited with the Bank hereunder may be withdrawn from the Bank at any time only upon receipt by the Bank of a written order or request executed by the Commissioner of Insurance of the state of Domicile of the AEGON Company, the Commissioner of Insurance of the FSR domicile, or a duly authorized representative of either of such Commissioners of Insurance, or a duly authorized Officer of AEGON Companies designated to the Bank by appropriate resolution and incumbency certificates of the AEGON Companies relating to such Officers.

         9. FSR assumes the duty of filing any and all tax reports and returns as well as full responsibility for paying all taxes due on the income and principal collected by the Bank under the terms hereof.

         10. All Assets that may from time to time be within the custody of the Bank under the terms hereof shall be kept separate from the assets of the Bank.

         11. The Bank will hold certificates representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof separate from certificates representing or evidencing assets owned by other insurance companies for which the Bank serves as custodian. The certificates representing or evidencing these Assets shall be kept separate and physically apart from all other assets for which the Bank serves as a custodian or fiduciary.

         12. No certificate representing or evidencing Assets that may from time to time be within the custody of the Bank under the terms hereof may be merged into or with one or more certificates of a larger denomination representing or evidencing those Assets of any third party including any other insurance company.

         13. The Bank will furnish upon written request by AEGON Companies, FSR, the Commissioner of Insurance of the AEGON Companies states of domicile, the Commissioner of Insurance of the FSR domicile, or a duly authorized representative of either of such Commissioners of Insurance, a certified list of all Assets held by the Bank in the Account. AEGON Companies and FSR expressly authorize the Bank to respond to any direct inquiry made by the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the FSR domicile, or a duly authorized representative of such Commissioners of Insurance, and the Bank shall permit such parties to examine and audit all Assets held by the Bank hereunder.

         14. All Assets, other than obligations of the United States Government, that may from time to time be within the custody of the Bank under the terms hereof shall remain physically on the Bank's premises and the Bank will not deposit these Assets with correspondent banks, investment bankers, brokers of any other third party. The Bank will not pledge or hypothecate any Asset in any manner nor will the Bank be permitted to use these Assets for the benefit of the Bank.

         15. During the term of this Agreement, the Bank will maintain fidelity and other insurance coverage that the Bank deems necessary or appropriate to cover any certificates representing or evidencing Assets that are lost because of any error, omission or other culpable act of the Bank or any agent, employee or authorized representative of the Bank. All insurance coverage of this type shall be in addition to and not in substitution of, the full faith and credit of the Bank.

         16. The Bank will provide the Assets that may from time to time be within the custody of the Bank the same degree of care and protection that the Bank provides its own property, and the AEGON Companies and FSR agree that the Bank will not be liable for loss or damage caused directly or indirectly by invasion, insurrection, riot, civil war or commotion, or military or usurped power, or by order of any civil authority, or other cause beyond the control of the Bank.

         17. The Bank will not be under any obligation to defend any legal action or engage in any legal proceedings regarding the Account or regarding any Assets that may from time to time be within the custody of the Bank unless the Bank is indemnified in advance to its own satisfaction.

         18. FSR agree to indemnify and hold the Bank harmless from any and all costs, damages, expenses, fees and liability that it may incur from any action taken or omitted to be taken by it upon instruction of AEGON Companies and FSR concerning the Account or in the case of a withdrawal pursuant to Paragraph 19 hereof in instruction of AEGON Companies, the Commissioner of Insurance of the AEGON Companies state of domicile, the Commissioner of Insurance of the FSR domicile, or a duly authorized representative of either of such Commissioner of Insurance.

         19. The AEGON Companies or the Commissioner of Insurance of the AEGON Companies state of domicile, or a duly authorized representative of such Commissioner, will have the right, without the consent of FSR, to withdraw assets within the custody of the Bank from time to time for the purpose of satisfying any liability of FSR under the Agreement of Reinsurance between AEGON Companies and FSR dated March 20, 1995. No Assets within the custody of the Bank under the terms hereof and no income thereon collected by the Bank will be withdrawn from the Account by FSR without the approval of AEGON Companies, which approval shall be given for all withdrawals made pursuant to the terms of the Agreement of Reinsurance between the AEGON Companies and FSR dated March 20, 1995.

DATED:   March 20, 1995
         --------------

                                                                     AEGON COMPANIES

Financial Services Reinsurance Company                      PFL Life Insurance Company


/s/ Vernon R. Woelke                                        /s/ James Parker
--------------------------------------                      -------------------------------
President                                                   Vice President
--------------------------------------                      -------------------------------

                                                            Life Investors Insurance Company of America


                                                            /s/ James Parker
                                                            -------------------------------
                                                            Vice President
                                                            -------------------------------

                                                            Bankers United Life Assurance Company


                                                            /s/ James Parker
                                                            --------------------------------
                                                            Vice President
                                                            --------------------------------

                                                            Monumental Life Insurance Company


                                                            /s/ James Parker
                                                            ---------------------------------
                                                            Vice President
                                                            ---------------------------------

                                  Exhibit F                     Effective 1/1/95

                           Designated Representative



National Managers Life Insurance Company, Financial Services Reinsurance Company, U. S. Managers Life Insurance Company, and United Group Reinsurance Inc. hereby mutually agree the Designated Representative of the UICI Companies for purposes of communicating to AEGON Companies will be an officer of United Group Reinsurance Inc.

PFL Life Insurance Company, Bankers United Life Assurance Company, Monumental Life Insurance Company, and Life Investors Insurance Company of America hereby mutually agree the Designated Representative of the AEGON Companies for purposes of communicating to UICI Companies will be an officer of PFL Life Insurance Company.

                              AMENDMENT NUMBER ONE

                                  EXHIBIT D                     EFFECTIVE 7/1/95

                               ADMINISTRATIVE FEE

         The Administrative Fee discussed in Exhibit D of the reinsurance agreement between "AEGON Companies" and "UICI Companies" dated March 20, 1995, is hereby replaced with this Exhibit D effective 7/1/95.

         The UICI Companies shall pay AEGON Companies a fixed percentage of net life and accident and health reinsurance premiums for administrative expenses. This payment of expense allowance shall be reimbursement for policy underwriting, policy issue, billing and collection, and general policy administration. The expense percent is five and 50/100 percent (5.5%).

         IN WITNESS HEREOF, the parties have caused this Amendment Number One to be executed by their respective officers this 2nd day of August, 1995.

UICI COMPANIES                                                      AEGON COMPANIES

National Managers Life Insurance Company                    PFL Life Insurance Company


/s/ Robert B. Vlach                                         /s/ James Parker
----------------------------------------                    -------------------------------------------
Vice President and Secretary                                Vice President
----------------------------------------                    -------------------------------------------


United Group Reinsurance Inc.                               Life Investors Insurance Company of America


/s/ Mark D. Hauptman                                        /s/ James Parker
----------------------------------------                    -------------------------------------------
Treasurer                                                   Vice President
----------------------------------------                    -------------------------------------------


U. S. Managers Life Insurance Company                       Bankers United Life Assurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
----------------------------------------                    -------------------------------------------
Treasurer                                                   Vice President
----------------------------------------                    -------------------------------------------


Financial Services Reinsurance Company                      Monumental Life Insurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
----------------------------------------                    -------------------------------------------
Treasurer                                                   Vice President
----------------------------------------                    -------------------------------------------

                              AMENDMENT NUMBER TWO

                                 EXHIBIT "A"                   EFFECTIVE 11/1/95


         IN WITNESS HEREOF, the parties have caused this Amendment Number Two to be executed by their respective officers this 1st day of November, 1995. This Exhibit "A" shall replace Exhibit "A" that was effective 1/1/95.

             POLICY IDENTIFICATION AND REINSURANCE PERCENTAGE CEDED

Policy Identification

         The block of life and accident and health policies reinsured are all policies and certificates of insurance (including riders thereto) which are identified on the Company's in force runs by the following Division Codes:

BLOCK 1

RLOB             DIV              RLOB             DIV                       RLOB            DIV
----             ---              ----             ---                       ----            ---
07               05/80/90         08               15/18/80                  09              05
10               05               12               05                        13              05
14               04/84/94         15               05/80/90                  16              05/80/90
17               05/80/90         20               23                        28              15/18
32               15/18            39               37/87/97                  56              56/85/95
                 ADB              38               33                        73              73/88/98

BLOCK 2

RLOB             DIV               RLOB             DIV
----             ---               ----             ---
05               26/83/93           11              62/82
18               06/86/96           19              24/82
34               03

It is agreed that the above listed plans of insurance shall include any state variations whether group or individual coverage regardless of different form numbers due to filing of forms for state approval purposes.

Reinsurance Ceded Percentage

        It is agreed that AEGON Companies will increase the percentage of reinsurance ceded to be applied to the policies/certificates listed as Block 1 above in this "Exhibit A" pursuant to the table below:

        January 1, 1995-December 31, 1995                  55.0%

        January 1, 1996-December 31, 1996                  57.5%

        January 1, 1997 and thereafter                     60.0%

        The policies/certificates listed as Block 2 above in this "Exhibit A" shall have a Reinsurance Ceded Percentage of 50%.

UICI COMPANIES                                                      AEGON COMPANIES
National Managers Life Insurance Company                    PFL Life Insurance Company


/s/ Robert B. Vlach                                         /s/ James Parker
-------------------------------                             -------------------------------
Vice President and Secretary                                Vice President
-------------------------------                             -------------------------------


United Group Reinsurance Inc.                               Life Investors Insurance Company of America


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------


U. S. Managers Life Insurance Company                       Bankers United Life Assurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------


Financial Services Reinsurance Company                      Monumental Life Insurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------

                             AMENDMENT NUMBER THREE

                            CONSENT TO ASSIGNMENT OF
                             REINSURANCE AGREEMENT


         WHEREAS, United Insurance Companies, Inc., a Delaware corporation, is in the process of incorporating two new companies to be governed under the laws of the Turks and Caicos Islands to be named, respectively, U.S. Managers Life Insurance company, Ltd. ("U.S. Managers-TCI") and Financial Services Reinsurance, Ltd. ("Financial Services-TCI"), for the sole purpose of redomesticating to the Turks and Caicos Islands U.S. Managers Life Insurance Company, Ltd., a corporation organized under the laws of the British Virgin Islands ("U.S. Managers-BVI") and Financial Services Reinsurance, Ltd., a corporation organized under the laws of the British Virgin Islands ("Financial Services-BVI"); and

         WHEREAS, upon the issuance of a license under the Insurance Ordinance 1989 to carry on business in or from within the Turks and Caicos Islands to U.S. Managers-TCI, the existence of U.S. Managers-BVI will cease and all assets and liabilities will be transferred to U.S. Managers-TCI; and

         WHEREAS, upon the issuance of a license under the Insurance Ordinance 1989 to carry on business in or from within the Turks and Caicos Islands to Financial Services-TCI, the existence of Financial Services-BVI will cease and all assets and liabilities will be transferred to Financial Services-TCI; and

         WHEREAS, U.S. Managers-BVI and Financial Services-BVI are parties to that certain Reinsurance Agreement effective January 1, 1995 (the "Agreement") by and between the "UICI Companies" and the "AEGON Companies", as those terms are defined in the Agreement, and, pursuant to Paragraph 18 of the Agreement, the assignment of the Agreement may not occur without the prior written consent of the AEGON Companies;

         IT IS HEREBY AGREED, that the interests and liabilities of U.S. Managers-BVI and Financial Services-BVI under this Contract shall be transferred to U.S. Managers-TCI and Financial Services-TCI, respectively. In accordance therewith, U.S. Managers-BVI and Financial Services-BVI shall assign and U.S. Managers-TCI and Financial Services-TCI shall assume all of the rights, interests, liabilities and obligations of the "UICI Companies" under this Contract. U.S. Managers-TCI and Financial Services-TCI shall then be subject to all of the terms and conditions of this contract, and the term "UICI Companies" wherever it is used in this contract shall include reference to U.S. Managers-TCI and Financial Services-TCI.

         NOW, THEREFORE, the AEGON Companies hereby consent to assignment of the Agreement by U.S. Managers-BVI to U. S. Managers-TCI, and the assignment by Financial Services-BVI to Financial Services-TCI, such assignments to be effective immediately upon the issuance of a license to each company under the Insurance Ordinance 1989 to carry on business in or from within the Turks and Caicos Islands.

         This consent of Assignment may be executed in any number of counterparts, and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be original and all or which counterparts, taken together, shall constitute but one and the same document.

         This Consent to Assignment of Reinsurance Agreement has been executed as of the 21st of November, 1995.


UICI COMPANIES                                                      AEGON COMPANIES
National Managers Life Insurance Company                    PFL Life Insurance Company


/s/ Robert B. Vlach                                         /s/ James Parker
-------------------------------                             -------------------------------
Vice President and Secretary                                Vice President
-------------------------------                             -------------------------------


United Group Reinsurance Inc.                               Life Investors Insurance Company of America


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------


U. S. Managers Life Insurance Company                       Bankers United Life Assurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------


Financial Services Reinsurance Company                      Monumental Life Insurance Company


/s/ Mark D. Hauptman                                        /s/ James Parker
-------------------------------                             -------------------------------
Treasurer                                                   Vice President
-------------------------------                             -------------------------------